UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 18, 2012 (May 16, 2012)

Tredegar Corporation
(Exact Name of Registrant as Specified in its Charter)

Virginia	1-10258	54-1497771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Boulders Parkway Richmond, Virginia	23225
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (804) 330-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 16, 2012, Tredegar held its Annual Meeting of Shareholders (the “Meeting”).  As of March 14, 2012, the record date for the Meeting, there were a total of 32,116,939 shares of Tredegar’s common stock outstanding and entitled to vote at the Meeting.  At the Meeting, 30,460,475 shares of Tredegar’s common stock, constituting approximately 94.84% of the outstanding shares on the record date for the Meeting, were represented in person or by proxy; therefore, a quorum was present.  The results of the meeting were as follows:

Proposal 1 – Election of Directors

Directors	Votes For	Withheld	Broker Non-Votes
Austin Brockenbrough, III	22,035,366	6,811,264	1,613,845
William M. Gottwald	21,660,705	7,185,700	1,614,070
Richard L. Morrill	22,037,820	6,808,809	1,613,846
George A. Newbill	23,198,868	5,647,762	1,613,845

All directors were duly elected.

Proposal 2 – Advisory Vote Approving Compensation of Named Executive Officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,196,565	486,241	3,163,823	1,613,846

The proposal was approved on a non-binding advisory basis.

Proposal 3 – Advisory Vote Approving Frequency of Shareholder Advisory Votes on Executive Compensation of Named Executive Officers

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
9,486,779	143,076	16,033,069	3,183,706	1,613,845

Shareholders voted on a non-binding advisory basis that the frequency of future shareholder advisory votes on the compensation of Tredegar’s named executive officers would occur every three years.

Proposal 4 – The Ratification of the Appointment of PricewaterhouseCoopers LLP as Tredegar’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2012

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,304,654	109,031	46,790	0

The appointment of PricewaterhouseCoopers LLP was ratified.

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Item 7.01.	Regulation FD Disclosure.

Copies of the transcript of the Webcast and the slides used in connection with Tredegar’s Annual Meeting of Shareholders, which slides are also available on the Company’s website, are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, that is being furnished pursuant to Item 7.01 of Form 8-K, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

99.1	Transcript of Webcast of Tredegar’s 2012 Annual Meeting of Shareholders held May 16, 2012.

99.2	Slides for Webcast of Tredegar’s 2012 Annual Meeting of Shareholders held May 16, 2012.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREDEGAR CORPORATION

Date: May 18, 2012	By:	/s/ A. Brent King
A. Brent King
Vice President, General Counsel and Secretary

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EXHIBIT INDEX

EXHIBIT	DESCRIPTION

99.1	Transcript of Webcast of Tredegar’s 2012 Annual Meeting of Shareholders held May 16, 2012.

99.2	Slides for Webcast of Tredegar’s 2012 Annual Meeting of Shareholders held May 16, 2012.